SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2002

Northern Star Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-25231	41-1912467
(Commission File Number)	(IRS Employer Identification No.)

1650 Madison Avenue

Mankato, Minnesota 56001

(Address of Principal Executive Offices and Zip Code)

(507) 387-2265

(Registrant’s telephone number, including area code)

Item 4.                                                             Changes in Registrant’s Certifying Accountant.

A.                                  Registrant dismisses McGladrey & Pullen, LLP, as its Independent Public Accountant

On September 24, 2002, the Registrant dismissed McGladrey & Pullen, LLP, the independent accountant which had been engaged by the Registrant for the fiscal year ended June 30, 2002.

There was not, in connection with the audit of the most recent fiscal year and any subsequent interim period preceding the dismissal, any disagreements with McGladrey & Pullen, LLP, the independent accountant engaged by the Company for 2002 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to McGladrey & Pullen, LLP’s satisfaction, would have cause it to make reference to the subject matter of the disagreement in connection with its report, nor did McGladrey & Pullen, LLP’s report on the financial statements of the Company for the past year contain an adverse opinion or disclaimer of opinion or was modified as to uncertainty, audit scope or accounting principles, nor are there any events requiring disclosure under Item 304(a)(1)(iv)(B) of Regulation S-B.  McGladrey & Pullen, LLP’s opinion did include an explanatory paragraph regarding significant litigation matters.

The decision to change accountants was recommended by the Registrant’s Audit Committee and approved by the Registrant’s Board of Directors.

On September 15, 2001, and as previously reported on Form 8-K, dated September 15, 2001, the Registrant dismissed Bertram Cooper & Co., LLP, the independent accountant which had been engaged by the Registrant for prior fiscal years.

There were not, in connection with the audits of the two most recent fiscal years and any subsequent interim period preceding the selection of McGladrey & Pullen, L.L.P, any disagreements with Bertram Cooper & Co., LLP, the independent accountant engaged by the Company for prior years, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Bertram Cooper & Co., LLP’s satisfaction, would have cause it to make reference to the subject matter of the disagreement in connection with its report, nor has Bertram Cooper & Co., LLP’s report on the financial statements of the Company for the past two years contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles, nor are there any events requiring disclosure under Item 304(a)(1)(iv)(B) of Regulation S-B.

The decision to change accountants was recommended by the Registrant’s Audit Committee and approved by the Registrant’s Board of Directors.

Item 7.                                                             Financial Statements and Exhibits

(a)                                  Financial statements of businesses acquired:

Not Applicable.

(b)                                 Pro forma financial information:

Not Applicable.

(c)                                  Exhibits:

See Exhibit Index on page following Signatures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN STAR FINANCIAL, INC.

	By	/s/ Thomas P. Stienessen
Date: September 24, 2002		Thomas P. Stienessen, President

EXHIBIT INDEX

Northern Star Financial, Inc.

Form 8-K Current Report

Exhibit Number	Description

16	Letter from McGladrey & Pullen, LLP